DUPLICATE Number: BC0959752 CERTIFICATE OF AMALGAMATION
BUSINESS CORPORATIONS ACT I Hereby Certify that LML ACQUISITION CORP., incorporation number BC0948974, and LML
PAYMENT SYSTEMS INC., incorporation number C0949054 were amalgamated as one company under the name LML PAYMENT SYSTEMS INC. on January 10, 2013 at 02:37 PM Pacific Time.
Issued under my hand at Victoria, British Columbia On January 10, 2013
CAROL PREST Registrar of Companies Province of British Columbia Canada

Date and Time: January 10, 2013 02:44 PM Pacific Time

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: January 10, 2013 02:37 PM Pacific Time

Incorporation Number: **BC0959752**

Recognition Date and Time: January 10, 2013 02:37 PM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

LML PAYMENT SYSTEMS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
PO BOX 48600
VANCOUVER BC V7X 1T2
CANADA

Delivery Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
VANCOUVER BC V6C 3L6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
PO BOX 48600
VANCOUVER BC V7X 1T2
CANADA

Delivery Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
VANCOUVER BC V6C 3L6
CANADA

BC0959752 Page: 1 of 2

DIRECTOR INFORMATION
Last Name, First Name, Middle Name:  CRUDDEN, KEVIN
Mailing Address: 10380 BREN ROAD WEST MINNETONKA MN 55343 UNITED STATES
Delivery Address: 10380 BREN ROAD WEST MINNETONKA MN 55343 UNITED STATES
Last Name, First Name, Middle Name: SCHULZ, STEFAN
Mailing Address: 10380 BREN ROAD WEST MINNETONKA MN 55343 UNITED STATES
Delivery Address: 10380 BREN ROAD WEST MINNETONKA MN 55343 UNITED STATES
AUTHORIZED SHARE STRUCTURE
1. No Maximum Common Shares Without Par Value
Without Special Rights or
Restrictions attached
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BC0959752